Exhibit 10.32

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2016年10月18日在中华人民共和国（下称“中国”）北京市签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following Parties on October 18, 2016 in Beijing, the People's Republic of China (“China” or the “PRC”).

甲方：	播思通讯技术(北京）有限公司
Party	A: BORQS Beijing Ltd.
地址：	北京市海淀区八里庄路62号院1号楼8层943室
Address:	Room 943 ,8th Floor, Building 1,No.62 Balizhuang Road, Haidian District, Beijing, China.

乙方：	北京大云世纪网络技术有限公司
Party B:	Beijing Big Cloud Century Network Technology Ltd.,
地址：	北京市朝阳区霄云里8号楼302内033
Address:	Xiaoyun Li Building No. 8 302, 033 ,Chaoyang District, Beijing

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.

鉴于：

Whereas,

1.	甲方是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资源；

Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2.	乙方是一家在中国注册的内资公司，从事有关法律法规允许的业务（“主营业务”）；

Party B is a company with exclusively domestic capital registered in China, engaging in the business activities (“Major Business”) permitted under PRC laws, regulations and rules;

3.	甲方同意利用其人力、技术和信息优势，在本协议期间向乙方提供主营业务的独家全面业务支持（技术、咨询等）服务，乙方同意接受甲方或其指定方按本协议条款的规定提供咨询和服务。

Party A is willing to provide Party B with exclusive technical, consulting and other services in relation to the Major Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

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据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1	服务提供

Services Provided by Party A

1.1	按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的业务支持、技术服务和咨询服务，包括但不限于以下内容：

In accordance with the terms and conditions of this Agreement, Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, , including but not limited to the following:

1.1.1	许可乙方使用甲方拥有合法权利的，乙方业务所需要的相关软件和技术；

Licensing Party B to use any software and technology legally owned by Party A, which is necessary for Party B’s business;

1.1.2	乙方业务所需的相关软件的开发、维护与更新；

Development, maintenance and updating of software necessary for Party B’s business;

1.1.3	计算机网络系统、硬件设备及数据库的设计、安装和日常管理、维护、更新；

Design, installation, daily management, maintenance and updating of network systems, hardware and database;

1.1.4	开发测试新产品；

Development and testing of new products;

1.1.5	乙方相关人员的技术支持和专业培训；

Technical support and training for employees of Party B;

1.1.6	协助乙方进行有关的技术和市场信息的咨询、收集与调研（中国法律限制外商独资企业从事的市场调查除外）；

Assisting Party B in consultancy, collection and research of technology and market information (excluding market research that wholly foreign-owned enterprises are prohibited from conducting under PRC laws);

1.1.7	为乙方提供企业管理咨询；

Providing business management consultation for Party B;

1.1.8	设备、资产出租；和

Leasing of equipment or properties; and

1.1.9	在中国法律允许的情况下，其他应乙方要求而不时提供的其他相关技术服务及咨询服务。

Other technology and consultancy services requested by Party B from time to time to the extent permitted under PRC laws.

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1.2	乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定事宜，乙方不得接受任何第三方提供的任何类似服务和/或支持，不得与任何第三方建立任何类似合作。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议约定的服务和/或支持。

Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not accept any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.3	服务的提供方式和财务支持

Service Providing Methodology and Finance Support

1.3.1	甲、乙双方同意在本协议有效期内，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2	为更好地履行本协议，甲乙双方同意，视情况而定，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property lease agreements with Party A or any other party designated by Party A at any time based on the business needs of Party B, which shall permit Party B to use Party A's relevant equipment or property.

1.3.3	为确保乙方符合日常经营中的现金流要求和/或抵消其经营过程中产生的任何损失，甲方应视实际情况而定向乙方提供财务支持（但仅在中国法律允许的范围内并将以中国法律允许的方式提供）且甲方同意不会向乙方追偿。甲方可以采用银行委托贷款或其他合适的借款方式向乙方提供财务支持，并另行签订必要的协议。

To ensure that Party B meets the requirement of cash flow in daily operation and/or to offset any losses incurred in the process of its operation, Party A shall, depending on the actual situation, provide Party B with financial support (only to the extent and in a manner permitted by PRC laws) and Party A agree to forgo the right to seek repayment in the event  the VIE is unable to repay. Party A may provide Party B with financial support by way of bank entrusted loans or other appropriate loans, and enter into separate agreements where necessary.

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2	服务的价格和支付方式

The Calculation and Payment of the Service Fees

2.1	在本协议有效期内，乙方应向甲方支付的费用应按如下方式计算：

The fees payable by Party B to Party A during the term of this Agreement shall be calculated as follows:

2.1.1	就甲方向乙方集团提供的服务，乙方应每年向甲方支付服务费。每年的服务费由管理费和服务提供费组成，具体金额由甲方根据以下因素确定：

Party B Group shall pay a service fee to Party A in each year. The service fee for each year shall consist of a management fee and a fee for services provided, which shall be determined by Party A after considering:

(1)	服务的复杂程度及难度；

Complexity and difficulty of the services provided by Party A;

(2)	甲方雇员的职位和提供该等服务所需的时间；

Title of and time consumed by the employees of Party A providing the services;

(3)	服务的具体内容和商业价值；

Contents and value of the services provided by Party A;

(4)	相同种类服务的市场参考价格；

Market price of the same type of services;

(5)	乙方的经营情况。

Operation conditions of Party B Group.

2.1.2	如果甲方向乙方转让技术或者受乙方委托进行软件或其他技术开发或者向乙方出租设备、资产，则技术转让费、委托开发费用或租金应由双方根据实际情况确定。

If Party A transfers technology to Party B, develops software or other technology as entrusted by Party B, or leases equipment or properties to Party B, the technology transfer price, development fees or rent shall be determined by the Parties based on the actual situations.

2.1.3	双方同意，上述服务费的支付原则上不应使任何一方当年经营发生困难，为上述目的，且在实现上述原则的限度内，甲方可以同意乙方迟延支付服务费，或经甲方决定，可以书面形式调整本第2.1条下乙方应向甲方支付的服务费的具体金额。

The Parties agree that the payment of the aforementioned service fee shall in principle not cause any Party to suffer difficulty of operation for that year. For the aforementioned purpose and to the extent to carry out the aforementioned principle, Party A may agree that Party B postpones payment of the service fee, or upon Party A’s approval, adjusts the specific amount of the service fee payable by Party B to Party A under this Section 2.1 in writing.

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2.1.4	若甲方在本协议存续期内的任何时点基于任何原因依其合理判断决定对服务费的计算和支付方式进行调整，甲方有权提前五(5)天书面通知乙方该等调整，且无需取得乙方的同意。

If Party A at its reasonable discretion decides to adjust the calculation and payment method of the service fee at any time during the term of this Agreement for any reason, Party A is entitled to notify Party B of such adjustment in writing five (5) days in advance, for which Party B’s consent is not required.

3	知识产权和保密条款

Intellectual Property Rights and Confidentiality Clauses

3.1	甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他（下称“知识产权”）均享有独占的和排他的权利和利益。

Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others (the “Intellectual Property Rights”).

3.2	乙方特此向甲方或甲方书面指定的第三方转让乙方拥有的或在本协议期限内取得的任何和所有知识产权。如果根据适用法律法规，乙方知识产权上的任何权利、所有权或权益不能转让给甲方，则乙方特此授予甲方和/或甲方书面指定的第三方一项独家的、免费的、可以转让的、不能撤消的、世界范围的许可（包括多层次的分许可权），许可甲方和/或甲方书面指定的第三方实施该等不可转让的权利、所有权和权益。如果根据适用法律法规，乙方知识产权上的任何权利、所有权或权益不能转让也不能许可给甲方，则乙方特此不可撤销地放弃并同意不向甲方或其任何继承者主张该等不可转让、不可许可的权利、所有权或权益。

Party B hereby assigns to Party A or any third party designated by Party A in writing any and all Intellectual Property Rights held by Party B or obtained by Party B during the term of this Agreement. To the extent any of the rights, titles or interests in and to any Intellectual Property Rights of Party B cannot be assigned by Party B to Party A under applicable laws and regulations, Party B hereby grants to Party A and/or any third party designated by Party A in writing an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, titles and interests. To the extent any of the rights, titles and interests in and to the Intellectual Property Rights of Party B can be neither assigned nor licensed by Party B to Party A under applicable laws and regulations, Party B hereby irrevocably waives and agrees never to assert such non-assignable and non-licensable rights, titles and interests against Party A or any of Party A’s successors.

3.3	当根据适用法律法规，任何乙方知识产权上的任何权利、所有权和权益可以转让给甲方或甲方书面指定的第三方时或者本协议期限届满或终止时（以较早者为准），乙方应向甲方或甲方书面指定的第三方转让该等权利、所有权和权益。

Party B shall assign to Party A or any third party designated by Party A in writing any rights, titles and interests in and to any Intellectual Property Rights of Party B when such rights, titles and interests can be assigned to Party A or any third party designated by Party A in writing in accordance with applicable laws and regulations or when this Agreement expires or is terminated, whichever is earlier.

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3.4	乙方须签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以实现、保护和/或完善甲方根据第3.1条、3.2条和3.3条享有的权利、所有权和权益。

Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of securing, protecting and/or perfecting the rights, titles and interests of Party A in accordance with Sections 3.1, 3.2 and 3.3.

3.5	双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，惟本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.6	双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4	陈述和保证

Representations and Warranties

4.1	甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

4.1.1	甲方是按照中国法律合法注册并有效存续的一家公司。

Party A is a company legally registered and validly existing in accordance with the laws of China.

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4.1.2	甲方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方和政府部门的同意及批准；并不违反对其有约束力或影响的法律和其他的限制。

Party A's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2	乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1	乙方是按照中国法律合法注册且有效存续的公司。

Party B is a company legally registered and validly existing in accordance with the laws of China.

4.2.2	乙方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方或政府的同意和批准；并不违反对其有约束力影响的法律和其他的限制。

Party B's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

4.2.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it.

5	生效和有效期

Effectiveness and Term

5.1	本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为10年，但甲、乙双方自本协议签署后，有权每3个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2	本合同有效期为10年，有效期满后本合同应连续自动延长3年，除非甲方提前15天通知乙方终止本合同。

The term of this Agreement shall be renewed automatically for successive 3 year terms, unless Party A notifies Party B to terminate this Agreement with 15 days' prior notice.

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6	终止

Termination

6.1	本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前30天向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

6.2	在本协议终止之后，双方在第3、7和8条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7	适用法律和争议解决

Governing Law and Resolution of Disputes

7.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2	因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

7.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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8	补偿

Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9	通知

Notices

9.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

9.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

10	协议的转让

Assignment

10.1	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

秘密文件 Strictly Confidential

11	协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12	协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议做出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

秘密文件 Strictly Confidential

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方:	播思通讯技术(北京）有限公司
Party A:	BORQS Beijing Ltd.

签字：
By:	/s/ Pat Chan
姓名:	陈锡源
Name:	Pat Chan
职务：	法定代表人
Title:	Legal Representative

乙方：	北京大云世纪网络技术有限公司
Party B:	Beijing Big Cloud Century Network Technology Ltd.

签字：
By:	/s/ Wang Lei
姓名:	王磊
Name:	Wang Lei
职务：	法定代表人
Title:	Legal Representative

Signature Page to Exclusive Business Cooperation Agreement